Putnam
Tax Exempt
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-05

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Throughout the period ended March 31, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied much of investors' attention. However, these increases did not begin to have a significant impact on stock and bond prices until approximately March 2005. Also in March, we began to see a measurable increase in longer-term interest rates, which, along with continued record-high energy prices, has slowed the stock market's momentum. Concerns about inflation have also begun to influence the markets once again and may affect bond prices going forward. In such an environment, security selection takes on even greater importance and the in-depth, professional research and active management mutual funds can provide makes them an even more intelligent choice for today's investors.

Given these trends, we want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on improving investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund, list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year, and disclose these individuals' other fund management responsibilities at Putnam. We also show how much these individuals, as well as the members of Putnam's Executive Board, have invested in the fund (in dollar ranges). Furthermore, on page 18, we provide information about the most recent approval by the Trustees of your fund's management contract with Putnam.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objective during the reporting period, and the team's plan for responding to recent changes in the market climate.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

May 18, 2005


Report from Fund Management

Fund highlights

* For the six months ended March 31, 2005, Putnam Tax Exempt Income Fund's class A shares returned 1.38% without sales charges.

* The fund's benchmark, the Lehman Municipal Bond Index, returned 1.22%.

* The average return for the fund's Lipper category, General Municipal Debt Funds, was 0.91%.

* See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

In an environment of rising short-term interest rates and falling bond prices, Putnam Tax Exempt Income Fund performed in line with its benchmark, the Lehman Municipal Bond Index, and outperformed the average return of funds in its Lipper peer group, General Municipal Debt Funds, based on results at net asset value (NAV, or without sales charges). We attribute this to several factors: our defensive positioning, initiated in anticipation of continued rising interest rates; our use of an interest-rate swap strategy, designed to take advantage of a flattening yield curve (a condition that occurs as short- and long-term rates converge); and a position in lower-rated securities, which outperformed higher-quality bonds during this period. However, our below-peer-group weighting in airline-backed industrial development bonds (IDBs) detracted from relative performance as these securities rebounded from distressed levels to outperform for the period.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 3/31/05
--------------------------------------------------
Class A
(inception 12/31/76)         NAV         POP
--------------------------------------------------
6 months                    1.38%     -3.19%
--------------------------------------------------
1 year                      2.83      -1.79
--------------------------------------------------
5 years                    32.94      27.00
Annual average              5.86       4.90
--------------------------------------------------
10 years                   69.80      62.17
Annual average              5.44       4.95
--------------------------------------------------
Annual average
(life of fund)              7.44       7.26
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50%. For the most recent month-end performance, visit www.putnaminvestments.com. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam Tax Exempt Income Fund may be appropriate for investors who seek a high level of current income exempt from federal income taxes, while also seeking to preserve capital. The fund invests mainly in intermediate- to long-term investment-grade bonds from a wide range of municipalities and industry sectors. The fund may invest a portion of its assets in lower-rated high-yield bonds.


Market overview

Over the past six months, longer-term yields remained largely unchanged while yields on shorter-term securities rose in tandem with interest-rate increases by the Federal Reserve Board (the Fed). Signs of accelerating economic growth and rising corporate profits prompted the inflation-wary Fed to increase the federal funds rate four times during the six-month period, in 0.25% increments. The Fed uses interest-rate increases in its efforts to rein in economic growth with the goal of limiting its potential inflationary impact. Rising short-term rates and relatively stable long-term rates resulted in a flattening of the yield curve, as shorter- and longer-term interest rates began to converge.

The same conditions that led to rising interest rates -- an improving economy and rising corporate earnings -- were particularly favorable for lower-rated bonds. Among uninsured bonds and especially bonds rated BBB and below, yield spreads tightened, and bond prices rose. Bonds at the lower end of the credit quality spectrum, including BB- and B-rated bonds, turned in the strongest performance as yield-seeking non-traditional buyers of municipal bonds helped fuel demand. There was limited variation in municipal bond performance among states during the six-month period. Based on continued favorable legal rulings, yields on tobacco settlement bonds declined overall during the period, and their prices rose accordingly. After underperforming for most of the year, airline-related IDBs staged a comeback from distressed levels and outperformed over the trailing six-month period. Callable bonds (which can be redeemed by their issuers before maturity) outperformed non-callable bonds.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/05
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          1.22%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.47%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             0.07%
-------------------------------------------------------------------------------
Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. Treasury and agency securities)            -0.46%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.88%
-------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                 18.27%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                 7.23%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors  for the six months ended 3/31/05.
-------------------------------------------------------------------------------

Strategy overview

Given our expectation for rising interest rates, we maintained a relatively short, or defensive, duration position throughout the six-month period. Duration is a measure of a fund's sensitivity to changes in interest rates. A short duration may help protect principal when interest rates are rising, but it can reduce the fund's potential for appreciation when rates fall. Interestingly, both events occurred during this period: although the Fed adjusted short-term interest rates upward during the period, as we had expected, rates on long-term bonds trended downward for much of the period. The portfolio's short duration limited the degree to which it could benefit from price appreciation as longer-term bond yields declined. However, there were signs at the end of the period that the effects of the Fed's tightening policy were beginning to be felt at the long end of the curve as well.

During the past six months, the fund changed its use of interest-rate swap contracts to position the fund to take advantage of further flattening of the yield curve. Rather than trading large volumes of securities, which takes time and can be expensive for the fund, this strategy enabled us to adjust our yield curve position using these instruments. Given our expectation that short-term rates would continue to rise, we reduced the fund's positions in inverse floating-rate securities during the period. These securities pay additional interest income as short rates fall and less interest income when short rates rise. By decreasing the fund's exposure to them, we took a defensive position against rising short-term rates. We took advantage of continued price strength on higher-yielding bonds to reduce our position in this area, targeting issuers that we viewed least favorably and bonds that we felt had become overvalued.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                                9/30/04             3/31/05
Average effective
maturity in years                 7.5                 6.4

Duration in years                 5.4                 4.7

Footnotes read:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

Our emphasis on lower-rated municipal securities was a significant contributor to results during the period, as yield-hungry investors continued to bid up the price of securities rated A or lower. However, we believe that the rally in this segment of the market has nearly run its course and we are seeking opportunities to trim the fund's holdings. We consequently took advantage of pricing strength among several lower-rated bonds issued by municipal power authorities to reduce the fund's holdings in this market segment. These included bonds issued by North Carolina State Municipal Power Agency No. 1 and by Long Island Power Authority. We also sold several lower-rated, higher-yielding issues from the hospital sector that had been standout performers, including bonds issued by Johnson City Health & Educational Facilities Board for Mountain States Health, a hospital based in Johnson City, Tennessee, and by New Jersey Health Care Facilities Financing Authority for Somerset Medical Center in Somerville, New Jersey. We used proceeds from sales of higher-yielding securities to increase the fund's position in the tobacco settlement sector, lower the fund's exposure to inverse floating-rate securities, and upgrade the portfolio's credit quality overall.

The fund's weighting in the strong-performing tobacco settlement bonds sector was slightly higher than that of others in its peer group, and was a significant contributor to relative performance during the period. These bonds, secured by the income stream from tobacco companies' settlement obligations to the states, generally offer higher yields than bonds of comparable quality. As highlighted in the market overview above, this sector benefited from a February 4, 2005, ruling by the DC Circuit Federal Appeals Court against the federal government. Taking a cue from the success of the states in securing a settlement from tobacco companies, the federal government was seeking a remedy of $280 billion from tobacco manufacturers. The DC court ruling stated that disgorgement was not a remedy available to the federal government under the statute the Department of Justice was relying on in this case. This decision effectively eliminated the federal government's claim against the industry, helping to reassure tobacco settlement bond investors that tobacco companies would likely be able to continue to meet their obligations to the states.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa (45.8%)

Aa (5.5%)

A (16.8%)

Baa (20.9%)

Ba (5.7%)

B (0.4%)

VMIG1 (4.7%)

Other (0.2%)

Footnote reads:
As a percentage of market value as of 3/31/05. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

We also used the cash from sales of higher-yielding securities to reduce the fund's exposure to inverse floating-rate securities. These securities are created by splitting a bond into two pieces: a long-duration variable-rate security known as an inverse floater and a short-duration variable-rate security known as a floater. The fund had owned inverse floaters to take advantage of falling yields. As yields have been rising, we have been purchasing the corresponding floaters, an action that returns the bond to its normal fixed-rate structure.

Another strategy we have been implementing, using proceeds from the sale of higher-yielding securities, has been to upgrade the credit quality of the portfolio by purchasing insured bonds. We have been focusing on callable bonds, as we believe they will continue to outperform non-callable bonds in a rising-rate environment. For example, we purchased an AMBAC-insured revenue bond issued by the New York City Municipal Water Authority with a coupon of 5%. The bond is scheduled to mature in 2028 and is callable in 2014. We also added an FSA-insured general obligation bond issued by the District of Columbia with a coupon of 5%. The bond is scheduled to mature in 2026 and is callable in 2014.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Economic growth has continued to be stronger than expected and the impact of the Fed's seven 0.25% short-term rate increases since June 30, 2004, has only recently begun to ripple out across the yield curve. Based on sustained solid economic growth and con tinued robust corporate earnings, we expect the Fed to maintain its policy of increasing rates through 2005. We believe that Fed actions are likely to cause rising yields among bonds with shorter maturities and further flattening of the yield curve as short-term rates rise faster than long-term rates. We also expect more Fed tightening than is currently anticipated by the market and we believe that bond yields may begin to rise more quickly as other investors come to the same conclusion. In light of that, we have positioned the fund defensively from a duration standpoint and are increasing its exposure to callable bonds, which we believe are likely to outperform in a rising-rate cycle.

Among municipal bond sectors, we have a positive view on the single-family housing sector. We believe that the market has over-discounted the impact of mortgage prepayments on this sector, particularly in light of rising interest rates, which are likely to slow prepayments. We plan to selectively add to our position in the housing sector. We believe that the dramatic outperformance of lower-rated, higher-yielding bonds is likely to slow down and we plan to continue to reduce our exposure to this area of the credit spectrum in favor of higher-quality issues. Despite recent outperformance, we remain bearish on airline-related IDBs in light of continued fundamental weaknesses in this sector such as rising fuel prices and domestic overcapacity. Our view on tobacco settlement bonds is positive and we are seeking to increase the fund's exposure opportunistically.

In general, we believe we are headed into a more challenging environment for bond investing. Our task will be to continue to search for the most attractive opportunities among tax-exempt securities, and to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for March 31, 2005, and March 31, 2004.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                   $1 -      $10,001 -    $50,001-      $100,001 -    $500,001 -   $1,000,001
                   Year      $0    $10,000   $50,000      $100,000      $500,000      $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
David Hamlin      2005       *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader  2004       *
-------------------------------------------------------------------------------------------------------------
Paul Drury        2005       *
-------------------------------------------------------------------------------------------------------------
Portfolio Member  2004       *
-------------------------------------------------------------------------------------------------------------
Susan McCormack   2005       *
-------------------------------------------------------------------------------------------------------------
Portfolio Member  2004       *
-------------------------------------------------------------------------------------------------------------
James St. John    2005       *
-------------------------------------------------------------------------------------------------------------
Portfolio Member  2004       *
-------------------------------------------------------------------------------------------------------------


Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $340,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam
Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended March 31, 2005, Portfolio Member Richard Wyke left your fund's management team.

* Formerly Putnam Tax-Free Insured Fund.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for March 31, 2005, and March 31, 2004.


-----------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
-----------------------------------------------------------------------------------------------
                                                     $1 -      $10,001 -  $50,001-    $100,001
                                     Year      $0    $10,000   $50,000    $100,000    and over
-----------------------------------------------------------------------------------------------
Philippe Bibi                        2005       *
-----------------------------------------------------------------------------------------------
Chief Technology Officer             2004       *
-----------------------------------------------------------------------------------------------
John Boneparth                       2005       *
-----------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt    2004       *
-----------------------------------------------------------------------------------------------
Joshua Brooks                        2005       *
-----------------------------------------------------------------------------------------------
Deputy Head of Investments            N/A
-----------------------------------------------------------------------------------------------
Kevin Cronin                         2005       *
-----------------------------------------------------------------------------------------------
Head of Investments                   N/A
-----------------------------------------------------------------------------------------------
Charles Haldeman, Jr.                2005                         *
-----------------------------------------------------------------------------------------------
President and CEO                    2004       *
-----------------------------------------------------------------------------------------------
Amrit Kanwal                         2005       *
-----------------------------------------------------------------------------------------------
Chief Financial Officer              2004       *
-----------------------------------------------------------------------------------------------
Steven Krichmar                      2005       *
-----------------------------------------------------------------------------------------------
Chief of Operations                   N/A
-----------------------------------------------------------------------------------------------
Francis McNamara, III                2005               *
-----------------------------------------------------------------------------------------------
General Counsel                       N/A
-----------------------------------------------------------------------------------------------
Richard Monaghan                     2005       *
-----------------------------------------------------------------------------------------------
Head of Retail Management            2004       *
-----------------------------------------------------------------------------------------------
Richard Robie, III                   2005       *
-----------------------------------------------------------------------------------------------
Chief Administrative Officer         2004       *
-----------------------------------------------------------------------------------------------
Edward Shadek                        2005       *
-----------------------------------------------------------------------------------------------
Deputy Head of Investments            N/A
-----------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive
Board as of 3/31/04.



Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended March 31, 2005. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05
--------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)            (12/31/76)              (1/4/93)             (7/26/99)             (2/16/95)
--------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------------
6 months                   1.38%     -3.19%      1.05%     -3.91%      1.00%      0.00%      1.23%     -2.07%
--------------------------------------------------------------------------------------------------------------
1 year                     2.83      -1.79       2.26      -2.67       2.02       1.04       2.64      -0.70
--------------------------------------------------------------------------------------------------------------
5 years                   32.94      27.00      28.78      26.78      27.96      27.96      31.13      26.80
Annual average             5.86       4.90       5.19       4.86       5.06       5.06       5.57       4.86
--------------------------------------------------------------------------------------------------------------
10 years                  69.80      62.17      59.24      59.24      56.42      56.42      65.16      59.85
Annual average             5.44       4.95       4.76       4.76       4.58       4.58       5.15       4.80
--------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.44       7.26       6.61       6.61       6.56       6.56       7.00       6.87
--------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

-----------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/05
-----------------------------------------------------------------------
                                   Lehman           Lipper General
                                  Municipal         Municipal Debt
                                    Bond            Funds category
                                   Index               average*
-----------------------------------------------------------------------
6 months                            1.22%               0.91%
-----------------------------------------------------------------------
1 year                              2.67                2.03
-----------------------------------------------------------------------
5 years                            37.53               31.80
Annual average                      6.58                5.67
-----------------------------------------------------------------------
10 years                           84.66               68.49
Annual average                      6.33                5.34
-----------------------------------------------------------------------
Annual average
(life of fund)                        --+               6.67
-----------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 3/31/05, there were 289, 284, 228, and 144 funds, respectively, in this Lipper category.

+ Index inception date was 12/31/79.


----------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/05
----------------------------------------------------------------------------------------------------------
                                        Class A         Class B          Class C           Class M
----------------------------------------------------------------------------------------------------------
Distributions (number)                       6               6                6                 6
----------------------------------------------------------------------------------------------------------
Income 1                                 $0.192707       $0.164180        $0.157450         $0.180085
----------------------------------------------------------------------------------------------------------
Capital gains 1                              --              --               --                --
----------------------------------------------------------------------------------------------------------
Total                                    $0.192707       $0.164180        $0.157450         $0.180085
----------------------------------------------------------------------------------------------------------
Share value:                           NAV        POP        NAV              NAV        NAV        POP
----------------------------------------------------------------------------------------------------------
9/30/04                               $8.85      $9.27      $8.86            $8.86      $8.88      $9.18
----------------------------------------------------------------------------------------------------------
3/31/05                                8.78       9.19       8.79             8.79       8.81       9.11
----------------------------------------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------------------------------------
Current dividend rate 2               4.33%      4.14%      3.68%            3.53%      4.03%      3.89%
----------------------------------------------------------------------------------------------------------
Taxable equivalent 3                  6.66       6.37       5.66             5.43       6.20       5.98
----------------------------------------------------------------------------------------------------------
Current 30-day SEC yield 4            3.27       3.13       2.62             2.47       2.97       2.87
----------------------------------------------------------------------------------------------------------
Taxable equivalent 3                  5.03       4.82       4.03             3.80       4.57       4.42
----------------------------------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 35% federal tax rate for 2005. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.



Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax Exempt Income Fund from October 1, 2004, to March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 3/31/05
----------------------------------------------------------------------------
                                  Class A    Class B    Class C    Class M
----------------------------------------------------------------------------
Expenses paid per $1,000*           $4.02      $7.27      $8.02      $5.52
----------------------------------------------------------------------------
Ending value (after expenses)   $1,013.80  $1,010.50  $1,010.00  $1,012.30
----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2005, use the calculation method below. To find the value of your investment on October 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 10/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                      Total
Value of your                                Expenses paid            expenses
investment on 10/1/04  [DIV]    $1,000   X    per $1,000            = paid
------------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
$10,000                [DIV]    $1,000   X  $4.02 (see table above) = $40.20
------------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 3/31/05
------------------------------------------------------------------------------
                                  Class A    Class B    Class C    Class M
------------------------------------------------------------------------------
Expenses paid per $1,000*           $4.03      $7.29      $8.05      $5.54
------------------------------------------------------------------------------
Ending value (after expenses)   $1,020.94  $1,017.70  $1,016.95  $1,019.45
------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                                Class A    Class B    Class C    Class M
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio                     0.80%      1.45%      1.60%      1.10%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+      0.89%      1.54%      1.69%      1.19%
-----------------------------------------------------------------------------

+ Simple average of the expenses of all front-end load funds in the fund's
  Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

-------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-------------------------------------------------------------------------------
                             2004       2003       2002       2001       2000
-------------------------------------------------------------------------------
Putnam Tax Exempt
Income Fund                   33%        24%        18%        13%        19%
-------------------------------------------------------------------------------
Lipper General Municipal
Debt Funds category average   52%        45%        47%        50%       102%
-------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the compatibility of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 3/31/05.


Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.18

Municipal bond
fund average           0.20

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of March 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares (since reduced to 3.75%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Treasury and agency securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
March 31, 2005 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FNMA Coll.            Federal National Mortgage Association Collateralized
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
PSFG                  Permanent School Fund Guaranteed
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes
XLCA                  XL Capital Assurance

Municipal bonds and notes (97.3%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (0.5%)
-------------------------------------------------------------------------------
    $5,500,000 Fairfield, Indl. Dev. Auth.
               Rev. Bonds (USX Corp.), Ser. A,
               6.7s, 12/1/24                         Baa1            $5,592,730
       500,000 U. of AL Rev. Bonds (Hosp.
               Birmingham), Ser. A, AMBAC, 5s,
               9/1/14                                Aaa                534,815
                                                                 --------------
                                                                      6,127,545

Alaska (0.3%)
-------------------------------------------------------------------------------
     4,090,000 AK State Hsg. Fin. Corp. Rev. Bonds,
               Ser. A, 4.4s, 12/1/31                 Aaa              4,161,330

Arizona (1.8%)
-------------------------------------------------------------------------------
     3,250,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds  (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P             3,439,280
     6,110,000 Cochise Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Sierra Vista Regl.
               Hlth. Ctr.), Ser. A, 6.2s, 12/1/21    BB+/P            6,357,638
    10,000,000 Mesa, Util. Syst. Rev. Bonds, FGIC,
               7 1/4s, 7/1/12                        Aaa             12,257,000
     1,500,000 Scottsdale, Indl. Dev. Auth. Hosp.
               Rev. Bonds (Scottsdale Hlth. Care),
               5.8s, 12/1/31                         A3               1,600,725
                                                                 --------------
                                                                     23,654,643

Arkansas (0.7%)
-------------------------------------------------------------------------------
     3,900,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds (Washington Regl. Med.
               Ctr.), 7 3/8s, 2/1/29                 Baa2             4,332,705
     5,000,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds,  7 5/8s, 2/1/27           BB/P             5,674,850
                                                                 --------------
                                                                     10,007,555

California (11.4%)
-------------------------------------------------------------------------------
               CA State G.O. Bonds
       225,000 MBIA, 5 3/4s, 12/1/11                 Aaa                253,217
     1,125,000 MBIA, 5 1/4s, 10/1/13                 Aaa              1,249,301
     3,000,000 5 1/8s, 4/1/23                        A                3,137,340
     3,000,000 5.1s, 2/1/34                          A                3,052,890
               CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A
    14,500,000 6s, 5/1/15                            A2              16,313,370
    20,000,000 AMBAC, 5 1/2s, 5/1/16                 Aaa             21,943,800
    33,000,000 AMBAC, 5 1/2s, 5/1/15                 Aaa             36,399,990
    31,500,000 AMBAC, 5 1/2s, 5/1/13                 Aaa             35,096,355
       500,000 5 1/2s, 5/1/11                        A2                 549,960
               CA State Econ. Recvy. G.O. Bonds
    15,055,000 Ser. B, 5s, 7/1/23                    Aa3             15,688,364
     6,000,000 Ser. A, 5s, 7/1/16                    Aa3              6,322,920
       150,000 CA Statewide Cmnty. Dev. Auth.
               Multi-Fam. Rev. Bonds (Hsg. Equity
               Res.), Ser. B, 5.2s, 12/1/29          Baa1               155,880
       500,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds (Tobacco
               Settlement), Ser. B, AMBAC,  5s,
               6/1/38                                Aaa                505,640
     1,200,000 Rancho Mirage, JT Powers Fin. Auth.
               Rev. Bonds (Eisenhower Med. Ctr.),
               5 7/8s, 7/1/26                        A3               1,265,928
     5,005,000 San Bernardino, City U. School Dist.
               G.O. Bonds, Ser. A, FSA, 5s, 8/1/28   Aaa              5,191,987
     6,065,000 San Jose, Redev. Agcy. Tax Alloc.
               (Unrefunded Balance- Merged Area),
               MBIA, 5s, 8/1/20                      Aaa              6,132,867
                                                                 --------------
                                                                    153,259,809

Colorado (0.3%)
-------------------------------------------------------------------------------
               CO Springs, Hosp. Rev. Bonds
     1,860,000 6 3/8s, 12/15/30 (Prerefunded)        A3               2,153,248
     1,890,000 6 3/8s, 12/15/30                      A3               2,075,806
                                                                 --------------
                                                                      4,229,054

Connecticut (2.3%)
-------------------------------------------------------------------------------
     8,000,000 CT State Dev. Auth. Poll. Control
               Rev. Bonds (Western MA), Ser. A,
               5.85s, 9/1/28                         BBB+             8,471,440
       850,000 CT State Hlth. & Edl. Fac. Auth.
               VRDN, Ser. U, 2.17s, 7/1/33           VMIG1              850,000
     6,200,000 CT. State Special Tax Oblig. VRDN
               (Trans. Infrastructure), Ser. 1,
               2.27s, 9/1/20                         VMIG1            6,200,000
               Mashantucket, Western Pequot Tribe
               144A Rev. Bonds, Ser. A
     7,435,000 6.4s, 9/1/11 (Prerefunded)            Aaa              8,085,339
     7,565,000 6.4s, 9/1/11                          Baa2             7,921,538
                                                                 --------------
                                                                     31,528,317

Delaware (--%)
-------------------------------------------------------------------------------
       500,000 GMAC Muni. Mtge. Trust 144A sub.
               notes, Ser. A1-2, 4.9s, 10/31/39      A3                 494,715

District of Columbia (7.2%)
-------------------------------------------------------------------------------
               DC G.O. Bonds, Ser. A
    39,250,000 6 3/8s, 6/1/26                        AAA             41,686,248
    38,175,000 6s, 6/1/26                            A2              41,405,369
     5,005,000 FSA, 5s, 6/1/26                       Aaa              5,173,869
       510,000 5s, 6/1/15                            Aaa                532,231
     7,500,000 DC Tobacco Settlement Fin. Corp.
               Rev. Bonds, 6 1/2s, 5/15/33           BBB              7,797,075
     1,000,000 DC Wtr. & Swr. Auth. Pub. Util.
               Rev. Bonds, FGIC, 5s, 10/1/33         Aaa              1,021,500
                                                                 --------------
                                                                     97,616,292

Florida (5.8%)
-------------------------------------------------------------------------------
    10,000,000 Coral Gables, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Baptist Hlth.), FSA, 5s,
               8/15/34                               Aaa             10,605,500
     5,530,000 Halifax, Hosp. Med. Ctr. Rev. Bonds,
               Ser. A, 7 1/4s, 10/1/29               BBB+             5,985,838
    18,500,000 Hernando Cnty., Rev. Bonds (Criminal
               Justice Complex Fin.), FGIC, 7.65s,
               7/1/16                                Aaa             24,503,435
     5,000,000 Highlands Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Adventist Hlth. Sunbelt
               Hosp.), 3.35s, 11/15/32               A                5,015,500
     2,650,000 Lee Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds (Shell Point
               Village), Ser. A, 5 1/2s, 11/15/29    BBB-             2,607,706
     3,700,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.7s, 11/15/19                BB+              4,013,797
               Oakstead Cmnty. Dev. Dist. Cap.
               Impt. Rev. Bonds
     1,170,000 Ser. A, 7.2s, 5/1/32                  BB/P             1,251,374
        60,000 Ser. B, 6 1/2s, 5/1/07                BB/P                60,619
    10,300,000 Palm Beach Cnty. Hlth. Fac. Auth.
               VRDN  (Bethesda Hlth. Care Sys.),
               2.29s, 12/1/31                        VMIG1           10,300,000
     9,500,000 Polk Cnty., Trans. Impt. Rev. Bonds,
               FSA,  5s, 12/1/25                     Aaa             10,159,585
     2,500,000 Tampa, Util. Tax & Special
               Rev. Bonds, AMBAC,  6s, 10/1/07       Aaa              2,685,425
       500,000 U. Central FL Assn., Inc. COP,
               Ser. A, FGIC, 5 1/4s, 10/1/34         Aaa                530,685
                                                                 --------------
                                                                     77,719,464

Georgia (3.9%)
-------------------------------------------------------------------------------
     1,000,000 Atlanta, Arpt. Rev. Bonds, Ser. A,
               FGIC, 5.6s, 1/1/30                    Aaa              1,109,570
     6,700,000 Atlanta, Waste Wtr. VRDN, Ser. C,
               FSA, 2.28s, 11/1/41                   VMIG1            6,700,000
     5,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 12/1/08                  A2               5,178,850
               GA Muni. Elec. Pwr. Auth. Rev. Bonds
    10,000,000 Ser. B, FGIC, 8 1/4s, 1/1/11          Aaa             12,367,300
    20,500,000 Ser. Y, AMBAC, 6.4s, 1/1/13           Aaa             23,530,310
     1,200,000 Ser. Y, AMBAC, 6.4s, 1/1/13
               (Prerefunded)                         Aaa              1,396,056
     1,950,000 Richmond Cnty., Dev. Auth.
               Rev. Bonds  (Amt.-Intl. Paper Co.),
               Ser. A, 6 1/4s, 2/1/25                Baa2             2,048,963
                                                                 --------------
                                                                     52,331,049

Illinois (1.5%)
-------------------------------------------------------------------------------
     1,250,000 Cook Cnty., G.O. Bonds, Ser. B,
               MBIA, 5s, 11/15/29                    Aaa              1,291,375
    13,000,000 IL Dev. Fin. Auth. Rev. Bonds,
               5.85s, 2/1/07                         BBB             13,464,100
     2,250,000 IL Edl. Fac. Auth. Rev. Bonds
               (Northwestern U.), 5s, 12/1/33        Aa1              2,299,005
     1,500,000 IL Fin. Auth. VRDN (Northwestern
               U.), Ser. A, 2.21s, 12/1/34           VMIG1            1,500,000
     1,650,000 IL State G.O. Bonds, FSA, 5 3/8s,
               10/1/12                               Aaa              1,823,646
                                                                 --------------
                                                                     20,378,126

Indiana (1.0%)
-------------------------------------------------------------------------------
     4,150,000 IN State Dev. Fin. Auth. Env. Impt.
               Rev. Bonds (USX Corp.), 5.6s,
               12/1/32                               Baa1             4,311,311
       700,000 IN U. Rev. Bonds (IN U. Fac.),
               AMBAC,  5 1/4s, 11/15/23              Aaa                752,444
     5,000,000 Indianapolis, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 5.1s,
               1/15/17                               Baa2             5,169,800
     3,750,000 Rockport, Poll. Control Mandatory
               Put Bonds (Indiana Michigan Pwr.
               Co.), Ser. C, 2 5/8s, 10/1/06         Baa2             3,714,038
                                                                 --------------
                                                                     13,947,593

Iowa (1.2%)
-------------------------------------------------------------------------------
     6,280,000 Hills, Hlth. Care VRDN (Mercy
               Hosp.),  2.29s, 8/1/32                VMIG1            6,280,000
               IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives)
     7,665,000 9 1/4s, 7/1/25                        BBB-/P           9,261,620
        80,000 9.15s, 7/1/09                         BBB-/P              92,069
                                                                 --------------
                                                                     15,633,689

Kentucky (0.4%)
-------------------------------------------------------------------------------
     5,000,000 KY Asset/Liability Comm. Gen. Fund
               Rev. Bonds, Ser. A, AMBAC, 5s,
               7/15/06                               Aaa              5,139,450
       435,000 KY Econ. Dev. Fin. Auth. Rev. Bonds
               VRDN  (Baptist Hlth. Care), Ser. C,
               2.29s, 8/15/31                        VMIG1              435,000
                                                                 --------------
                                                                      5,574,450

Louisiana (1.2%)
-------------------------------------------------------------------------------
               Ernest N. Morial-New Orleans,
               Exhibit Hall Auth. Special Tax,
               Ser. A, AMBAC
       500,000 5 1/4s, 7/15/21                       Aaa                534,550
     2,000,000 5 1/4s, 7/15/20                       Aaa              2,143,980
       250,000 LA Local Govt. Env. Fac. Cmnty. Dev.
               Auth. Rev. Bonds (Cypress Apts.),
               Ser. A, GNMA Coll.,  5 1/2s, 4/20/38  Aaa                264,905
     2,600,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
                (Lake Charles Memorial Hosp.),
               8 5/8s, 12/1/30                       CCC/P            2,496,702
     2,500,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds, Ser. 01-B, 5 1/2s,
               5/15/30                               BBB              2,446,575
     8,565,000 W. Feliciana Parish, Poll. Control
               Rev. Bonds (Gulf States Util. Co.),
               Ser. III, 7.7s, 12/1/14               BBB-             8,630,351
                                                                 --------------
                                                                     16,517,063

Maryland (0.6%)
-------------------------------------------------------------------------------
     5,000,000 Howard Cnty., Rev. Bonds, Ser. A,
               U.S. Govt. Coll., 8s, 5/15/29         AAA              6,162,000
     1,500,000 MD State Hlth. & Higher Edl. Fac.
               Auth. Rev. Bonds (Medstar Hlth.),
               5 3/4s, 8/15/14                       Baa1             1,643,070
                                                                 --------------
                                                                      7,805,070

Massachusetts (3.3%)
-------------------------------------------------------------------------------
     1,500,000 MA Dev. Fin. Agcy. Rev. Bonds,
               Ser. A, MBIA, 5 1/2s, 1/1/11          Aaa              1,640,790
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     2,200,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-             2,340,052
     4,500,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2             4,852,350
     6,400,000 (Med. Ctr. of Central MA), AMBAC,
               6.55s, 6/23/22                        Aaa              7,004,480
     5,000,000 (Partners Hlth. Care Syst.), Ser. C,
               5 3/4s, 7/1/21                        Aa3              5,453,950
     1,645,000 (Caritas Christian Oblig. Group),
               Ser. A, 5 5/8s, 7/1/20                BBB              1,676,716
       100,000 (Milton Hosp.), Ser. C, 5 1/2s,
               7/1/16                                BBB+               101,042
     1,000,000 (New England Med. Ctr. Hosp.),
               Ser. H, FGIC,  5s, 5/15/11            Aaa              1,077,850
     5,700,000 MA State Port Auth. Rev. Bonds, 13s,
               7/1/13                                AAA/P            8,072,682
    10,000,000 MA State Special Oblig. Dedicated
               Tax Rev. Bonds, FGIC, 5 1/4s, 1/1/24  Aaa             10,783,500
       900,000 MA State Wtr. Resource Auth. VRDN
               (Multi-Modal), Ser. C, 2.3s, 8/1/20   VMIG1              900,000
                                                                 --------------
                                                                     43,903,412

Michigan (1.2%)
-------------------------------------------------------------------------------
       500,000 Detroit, G.O. Bonds, Ser. A-1,
               AMBAC, 5 1/4s, 4/1/24                 Aaa                532,415
     1,700,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.), 6s, 7/1/20        Baa3             1,735,224
     3,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                A2               3,130,620
     1,005,000 MI State Hsg. Dev. Auth. Ltd. Oblig.
               Rev. Bonds (Parkway Meadows), FSA,
               4s, 10/15/10                          Aaa              1,036,678
     5,000,000 MI State Strategic Fund Solid Waste
               Disp. Rev. Bonds (SD Warren Co.),
               Ser. C, 7 3/8s, 1/15/22               BB/P             5,283,100
     1,230,000 MI State Strategic Fund, Ltd.
               Rev. Bonds (Detroit Edison Poll.
               Control), 5.65s, 9/1/29               A3               1,278,757
     2,745,000 Pontiac, Hosp. Fin. Auth.
               Rev. Bonds, 6s, 8/1/13                Ba2              2,601,848
                                                                 --------------
                                                                     15,598,642

Minnesota (0.6%)
-------------------------------------------------------------------------------
     4,010,000 Martin Cnty., Hosp. Rev. Bonds
               (Fairmont Cmnty. Hosp. Assn.),
               6 5/8s, 9/1/22                        BBB-/P           4,113,538
     4,075,000 MN State Higher Ed. Fac. Auth. VRDN
               (St. Olaf College), Ser. M2, 2.29s,
               10/1/20                               VMIG1            4,075,000
                                                                 --------------
                                                                      8,188,538

Mississippi (0.7%)
-------------------------------------------------------------------------------
     9,200,000 Jackson Cnty., Poll. Control VRDN
               (Chevron USA, Inc.), 2.28s, 6/1/23    VMIG1            9,200,000

Missouri (1.4%)
-------------------------------------------------------------------------------
     3,250,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/27                A                3,392,903
               MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     4,050,000 (BJC Hlth. Syst.), 5 1/4s, 5/15/32    Aa2              4,179,276
     9,500,000 (Washington U.), Ser. A, 5s, 2/15/33  Aaa              9,754,125
     1,430,000 MO State Hlth. & Edl. Fac. Auth.
               VRDN  (St. Francis Med. Ctr.),
               Ser. A, 2.29s, 6/1/26                 A-1+             1,430,000
                                                                 --------------
                                                                     18,756,304

Montana (1.0%)
-------------------------------------------------------------------------------
     5,550,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               12/30/08                              Aaa              5,811,128
     7,775,000 Forsyth, Poll. Control VRDN (Pacific
               Corp.), 2.33s, 1/1/18 (JP Morgan
               Chase Bank)                           VMIG1            7,775,000
                                                                 --------------
                                                                     13,586,128

Nevada (0.3%)
-------------------------------------------------------------------------------
     1,750,000 Clark Cnty., Local Impt. Dist.
               Special Assmt. Bonds (No. 142),
               6.1s, 8/1/18                          BB-/P            1,784,230
     1,590,000 Clark Cnty., Passenger Fac.
               Rev. Bonds  (Las Vegas-McCarran
               Intl. Arpt.), Ser. A,  AMBAC, 6.15s,
               7/1/07                                Aaa              1,697,945
       500,000 Washoe Cnty., Arpt. Auth.
               Rev. Bonds, FSA,  5s, 7/1/11          Aaa                535,315
                                                                 --------------
                                                                      4,017,490

New Hampshire (1.7%)
-------------------------------------------------------------------------------
               NH Higher Ed. & Hlth. Fac. Auth.
               Rev. Bonds  (Lakes Region Hosp.
               Assn.)
     2,600,000 6 1/4s, 1/1/18                        BB-/P            2,612,350
     1,125,000 5 3/4s, 1/1/08                        BB-/P            1,123,481
     4,000,000 NH Hlth. & Ed. Fac. Auth. Rev. Bonds
               (Hlth. Care Syst.-Covenant Hlth.),
               6 1/8s, 7/1/31                        A-               4,222,000
     2,500,000 NH State Bus. Fin. Auth. Poll.
               Control Rev. Bonds, 3 1/2s, 7/1/27    Baa2             2,444,525
    10,500,000 NH State Tpk. Syst. IFB, FGIC,
               11.401s, 11/1/17                      Aaa             12,170,865
                                                                 --------------
                                                                     22,573,221

New Jersey (3.5%)
-------------------------------------------------------------------------------
     3,500,000 Middlesex Cnty., Impt. Auth. Lease
               Rev. Bonds (Perth Amboy Muni.
               Complex), FGIC, 5s, 3/15/31           Aaa              3,618,090
               NJ Econ. Dev. Auth. Rev. Bonds
     2,150,000 (Cedar Crest Vlg., Inc.), Ser. A,
               7 1/4s, 11/15/31                      BB-/P            2,267,820
     7,300,000 (Cigarette Tax), 5 1/2s, 6/15/24      Baa2             7,517,686
     8,000,000 (Motor Vehicle), Ser. A, MBIA, 5s,
               7/1/27                                Aaa              8,323,680
     1,000,000 (School Fac. Construction), Ser. L,
               FSA, 5s, 3/1/25                       Aaa              1,042,820
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     1,400,000 (Trinitas Hosp. Oblig. Group),
               7 1/2s, 7/1/30                        Baa3             1,569,540
     5,000,000 (South Jersey Hosp.), 6s, 7/1/12      Baa1             5,536,650
       500,000 (Atlantic City Med. Ctr.), 5 3/4s,
               7/1/25                                A2                 526,530
               NJ State Trans. Trust Fund Auth.
               Rev. Bonds (Trans. Syst.)
     6,250,000 Ser. B, MBIA, 6 1/2s, 6/15/10         Aaa              7,155,438
     3,000,000 Ser. A, 5 5/8s, 6/15/14               A1               3,357,090
               Tobacco Settlement Fin. Corp.
               Rev. Bonds
     2,000,000 6 3/4s, 6/1/39                        BBB              2,102,000
     1,775,000 6 3/8s, 6/1/32                        BBB              1,819,553
     1,500,000 (Asset Backed Bonds), 6 1/8s, 6/1/42  BBB              1,503,720
       290,000 (Asset Backed Bonds), 5 3/4s, 6/1/32  BBB                288,791
                                                                 --------------
                                                                     46,629,408

New Mexico (0.1%)
-------------------------------------------------------------------------------
     1,500,000 Farmington, Poll. Control VRDN (AZ
               Pub. Service Co.), Ser. B, 2.28s,
               9/1/24 (Barclays Bank PLC)            VMIG1            1,500,000

New York (13.3%)
-------------------------------------------------------------------------------
       500,000 Long Island, Pwr. Auth. Rev. Bonds,
               Ser. B, 5 1/4s, 6/1/14                A-                 539,930
     8,000,000 Long Island, Pwr. Auth. NY Elec.
               Syst. Rev. Bonds, Ser. A, 5 3/4s,
               12/1/24                               A-               8,682,160
       500,000 Metro. Trans. Auth. Rev. Bonds,
               Ser. B, MBIA,  5s, 11/15/28           Aaa                516,580
               Nassau Cnty., Hlth. Care Syst.
               Rev. Bonds, FSA
     5,000,000 6s, 8/1/15                            Aaa              5,650,050
     4,410,000 6s, 8/1/14                            Aaa              4,983,344
               NY City, G.O. Bonds, Ser. B
    13,235,000 MBIA, 6 1/2s, 8/15/10                 Aaa             15,104,311
     6,475,000 5 1/2s, 12/1/12                       A2               7,076,787
    11,500,000 NY City, Indl. Dev. Agcy. Special
               Arpt. Fac. Rev. Bonds (Airis JFK I
               LLC), Ser. A, 6s, 7/1/27              Baa3            11,575,555
     4,250,000 NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (Polytechnic U.), 6s,
               11/1/20                               Ba1              4,087,778
     2,000,000 NY City, Indl. Dev. Agcy. Special
               Arpt. Fac. Rev. Bonds (Airis JFK I
               LLC), Ser. A, 5 1/2s, 7/1/28          Baa3             1,998,000
     1,900,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       BB+              1,555,074
     7,000,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. Rev. Bonds, Ser. B, AMBAC, 5s,
               6/15/28                               Aaa              7,255,360
     2,800,000 NY City, State Dorm. Auth. Lease
               Rev. Bonds  (Court Fac.), 6s,
               5/15/39                               A                3,054,856
               NY State Dorm. Auth. Rev. Bonds
    10,900,000 (Construction City U. Syst.),
               Ser. A, 6s, 7/1/20                    AA-             12,874,208
     7,500,000 (State U. Edl. Facs.), MBIA, 6s,
               5/15/16                               Aaa              8,421,825
     7,000,000 (State U. Edl. Facs.), MBIA, 6s,
               5/15/15                               Aaa              7,867,370
    12,485,000 (U. Syst. Construction), Ser. A,
               5 3/4s, 7/1/18                        AA-             14,215,671
    23,100,000 (State U. Edl. Fac.), Ser. A,
               5 1/2s, 5/15/19                       AA-             25,852,365
     1,400,000 (North Shore Long Island Jewish
               Group), 5 3/8s, 5/1/23                A3               1,465,688
     1,000,000 (Brooklyn Law School), Ser. B, XLCA,
               5 3/8s, 7/1/22                        Aaa              1,085,400
    23,000,000 NY State Dorm. Auth. Cap. Appn.
               Rev. Bonds  (State U.), Ser. B,
               MBIA, zero %, 5/15/09                 Aaa             19,934,330
     1,500,000 NY State Hwy. & Bridge Auth.
               Rev. Bonds, Ser. B, FGIC, 5 1/2s,
               4/1/10                                Aaa              1,643,415
     2,000,000 NY State Pwr. Auth. Rev. Bonds, 5s,
               11/15/06                              Aa2              2,071,340
               Port Auth. NY & NJ Rev. Bonds
     6,000,000 (Kennedy Intl. Arpt. - 5th
               Installment), 6 3/4s, 10/1/19         BB+/P            6,348,420
        75,000 (Kennedy Intl. Arpt. - 4th
               Installment), 6 3/4s, 10/1/11         BB+/P               79,367
               Syracuse, G.O. Bonds (Pub. Impt.),
               Ser. A, FSA
     1,200,000 6s, 4/15/13                           Aaa              1,307,112
     1,150,000 6s, 4/15/12                           Aaa              1,252,649
     1,075,000 6s, 4/15/11                           Aaa              1,170,955
     1,025,000 6s, 4/15/10                           Aaa              1,118,982
                                                                 --------------
                                                                    178,788,882

North Carolina (6.0%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds
    11,680,000 Ser. C, MBIA, 7s, 1/1/13              Aaa             14,138,640
     5,000,000 Ser. D, 6 3/4s, 1/1/26                Baa2             5,553,750
    25,300,000 Ser. B, FGIC, 6s, 1/1/22              Aaa             30,191,502
     7,000,000 AMBAC, 6s, 1/1/18                     Aaa              8,202,460
     5,000,000 Ser. A, 5 3/4s, 1/1/26                Baa2             5,274,100
               NC Med. Care Comm. Retirement Fac.
               Rev. Bonds
     3,000,000 (United Methodist Home), 7 1/8s,
               10/1/23                               BB+/P            3,226,200
     3,000,000 (First Mtge.-Forest at Duke),
               6 3/8s, 9/1/32                        BB+/P            3,137,310
               NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.)
    10,000,000 Ser. B, 6 1/2s, 1/1/20                A3              11,170,000
       200,000 Ser. A, 5 1/2s, 1/1/13                A3                 218,394
                                                                 --------------
                                                                     81,112,356

Ohio (1.7%)
-------------------------------------------------------------------------------
     3,000,000 Cuyahoga Cnty., Rev. Bonds, Ser. A,
               6s, 1/1/32                            A1               3,263,610
       500,000 Franklin Cnty., Rev. Bonds  (Online
               Computer Library Ctr.), 5s, 4/15/11   A                  523,270
     1,202,899 Lake Cnty., Indl. Dev. Rev. Bonds
               (Madison Inn Hlth. Ctr.), 12s,
               5/1/14                                A-/P             1,213,484
     2,430,000 Middletown, City School Dist. G.O.
               Bonds  (School Impt.), FGIC, 5s,
               12/1/24                               Aaa              2,539,204
     3,500,000 Midview, Local School Dist. COP
               (Elementary School Bldg. Fac.),
               5 1/4s, 11/1/30                       A                3,580,990
       750,000 OH State Air Quality Dev. Auth.
               Rev. Bonds  (Poll. Control), Ser. A,
               5.95s, 5/15/29                        Baa1               751,725
               OH State Higher Edl. Fac. Mandatory
               Put Bonds
     1,000,000 (Kenyon College), 5.05s, 7/1/16       A2               1,043,540
     5,000,000 (Kenyon College), 4.95s, 7/1/15       A2               5,195,100
     1,000,000 OH State Higher Edl. Fac. Rev. Bonds
               (Case Western Reserve U.), 5 1/2s,
               10/1/22                               AA-              1,093,530
     3,250,000 OH State Wtr. Dev. Auth. Poll.
               Control Fac. Rev. Bonds, 6.1s,
               8/1/20                                Baa2             3,378,180
       500,000 U. of Cincinnati Rev. Bonds, Ser. D,
               AMBAC,  5s, 6/1/23                    Aaa                525,460
                                                                 --------------
                                                                     23,108,093

Oklahoma (0.5%)
-------------------------------------------------------------------------------
     6,000,000 OK State Indl. Dev. Auth. Rev. Bonds
               (Hlth. Syst.-Oblig. Group), Ser. A,
               MBIA,  5 3/4s, 8/15/29                Aaa              6,499,140

Oregon (0.3%)
-------------------------------------------------------------------------------
     3,590,000 OR State Hsg. & Cmnty. Services
               Dept. Rev. Bonds (Single Family
               Mtge.), Ser. J, 4.7s, 7/1/30          Aa2              3,625,577

Pennsylvania (4.6%)
-------------------------------------------------------------------------------
     2,775,000 Allegheny Cnty., Sanitation Auth.
               Rev. Bonds, MBIA, 5s, 6/1/06          Aaa              2,846,401
     1,000,000 Allegheny Cnty., Sanitation Auth.
               Rev. Bonds, MBIA, 5 1/2s, 12/1/30     Aaa              1,076,350
     3,200,000 Beaver Cnty., Indl. Dev. Auth. Poll.
               Control Mandatory Put Bonds
               (Cleveland Elec.),  3 3/4s, 10/1/08   Baa2             3,181,312
     6,450,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Panther Creek
               Partners), 6.65s, 5/1/10              BBB-             6,938,781
     2,000,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds  (Gen. Hosp.), 5 1/2s,
               3/15/26                               A                2,082,100
     2,000,000 Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds (Lehigh Valley Hosp.
               Hlth. Network), Ser. A, 5 1/4s,
               7/1/32                                A2               2,033,120
     2,125,000 Monroe Cnty., Hosp. Auth. Rev. Bonds
               (Pocono Med. Ctr.), 6s, 1/1/43        BBB+             2,211,190
     1,000,000 PA Econ. Dev. Fin. Auth. Rev. Bonds
               (Amtrak), Ser. A , 6 1/4s, 11/1/31    A3               1,039,840
    12,700,000 PA Econ. Dev. Fin. Auth. Resource
               Recvy. Rev. Bonds, Ser. A, 6.4s,
               1/1/09                                BBB-            12,810,998
               PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds (Colver),
               Ser. D
     3,800,000 7.15s, 12/1/18                        BBB-             3,885,956
    10,000,000 7 1/8s, 12/1/15                       BBB-            10,227,700
     9,280,000 PA State Pub. School Bldg. Auth.
               Rev. Bonds (Philadelphia School
               Dist.), FSA, 5 1/4s, 6/1/25           Aaa              9,873,920
     1,485,000 Philadelphia Auth. for Indl. Dev.
               Rev. Bonds, Ser. B, FSA, 5 1/4s,
               10/1/10                               Aaa              1,616,838
     5,459,248 Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Rev. Bonds (Graduate
               Hlth. Syst.), 7 1/4s, 7/1/10  (In
               default) (NON)                        Ca                     546
               Philadelphia, Indl. Dev. Auth. VRDN
               (Fox Chase Cancer Ctr.)
     1,000,000 2.3s, 7/1/25                          A-1+             1,000,000
       700,000 2.3s, 7/1/10 (JP Morgan Chase & Co.)  VMIG1              700,000
       500,000 Philadelphia, Wtr. & Waste Wtr.
               Rev. Bonds, Ser. B, 5 1/4s, 11/1/14   Aaa                547,995
       485,000 York Cnty., G.O. Bonds, AMBAC, 5s,
               6/1/21                                Aaa                510,167
                                                                 --------------
                                                                     62,583,214

Puerto Rico (0.3%)
-------------------------------------------------------------------------------
     3,240,000 Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds, Ser. B, MBIA, 5 7/8s,
               7/1/35                                Aaa              3,619,048
       250,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES), 6 5/8s, 6/1/26             Baa3               270,773
                                                                 --------------
                                                                      3,889,821

South Carolina (0.8%)
-------------------------------------------------------------------------------
       500,000 Florence Cnty., Hosp. Rev. Bonds
               (McLeod Regl. Med. Ctr.), Ser. A,
               FSA, 5 1/4s, 11/1/23                  Aaa                536,125
     1,345,000 Florence Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Stone Container Corp.),
               7 3/8s, 2/1/07                        B/P              1,348,632
     1,000,000 Lexington Cnty. Hlth. Svcs. Dist.
               Inc. Hosp. Rev. Bonds, 5 1/2s,
               5/1/37                                A2               1,047,960
     7,000,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/30   BBB              7,190,470
                                                                 --------------
                                                                     10,123,187

South Dakota (0.1%)
-------------------------------------------------------------------------------
     1,500,000 SD State Hlth & Edl. Fac. Auth.
               Rev. Bonds  (Sioux Valley Hosp. &
               Hlth. Syst.), Ser. A,  5 1/2s,
               11/1/31                               A1               1,563,390

Tennessee (1.5%)
-------------------------------------------------------------------------------
     3,000,000 Elizabethton, Hlth. & Edl. Fac.
               Board Rev. Bonds (Hosp. Ref. &
               Impt.), Ser. B, 8s, 7/1/33            Baa2             3,565,080
     5,000,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/25                                BBB+             5,933,100
     2,000,000 Memphis-Shelby Cnty., Arpt. Auth.
               Rev. Bonds (Federal Express Corp.),
               5.05s, 9/1/12                         Baa2             2,121,540
               Shelby Cnty., Hlth. Edl. & Hsg. Fac.
               Hosp. Board Rev. Bonds (Methodist
               Hlth. Care)
       310,000 6 1/2s, 9/1/26                        A3                 365,986
       190,000 6 1/2s, 9/1/26                        A3                 220,970
     7,550,000 Tennergy Corp. Gas Rev. Bonds, MBIA,
               5s, 6/1/06                            Aaa              7,742,525
                                                                 --------------
                                                                     19,949,201

Texas (5.2%)
-------------------------------------------------------------------------------
     4,250,000 Abilene, Hlth. Fac. Dev. Corp.
               Rev. Bonds  (Sears Methodist
               Retirement), Ser. A,  5 7/8s,
               11/15/18                              BB/P             4,264,790
     3,000,000 Bexar Cnty., Hsg. Fin. Auth. Corp.
               Rev. Bonds (American
               Opty-Waterford), Ser. A1, 7s,
               12/1/36                               A3               3,018,930
     1,035,000 Edgewood, Indpt. School Dist. Bexar
               Cnty. G.O. Bonds, Ser. A, PSFG, 5s,
               2/15/29                               Aaa              1,061,010
     1,500,000 Gateway, Pub. Fac. Corp. Rev. Bonds
               (Stonegate Villas Apt.), FNMA Coll.,
               4.55s, 7/1/34                         Aaa              1,532,850
     5,000,000 Gulf Coast, Waste Disp. Auth.
               Rev. Bonds, Ser. A, 6.1s, 8/1/24      Baa2             5,267,600
     3,750,000 Harris Cnty., Mandatory Put Bonds
               (Toll Road), FGIC, 5s, 8/15/09        Aaa              3,980,213
       950,000 Harris Cnty., Hlth. Fac. Dev. Corp.
               Hosp. Rev. Bonds (Memorial Hermann
               Hlth. Care Syst.), Ser. A, 5 1/4s,
               12/1/18                               A2               1,008,302
     1,000,000 Houston, Arpt. Syst. Rev. Bonds,
               Ser. B, FSA, 5 1/2s, 7/1/30           Aaa              1,069,710
     1,000,000 Houston, Wtr. & Swr. Rev. Bonds (Jr.
               Lien), FSA, 5s, 12/1/30               Aaa              1,085,930
       940,000 North Central TX Hlth. Fac. Dev.
               Corp. VRDN  (Hosp. Presbyterian Med.
               Ctr.), Ser. D, MBIA,  2.27s, 12/1/15  VMIG1              940,000
     1,705,000 Northside Indpt. School Dist. G.O.
               Bonds, PSFG, 5s, 2/15/24              Aaa              1,767,897
     5,000,000 Pflugerville, Indpt. School Dist.
               G.O. Bonds, PSFG, 5s, 2/15/29         Aaa              5,125,650
     1,705,000 Plano, Indpt. School Dist. G.O.
               Bonds, PSFG,  5s, 2/15/29             Aaa              1,747,847
     2,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds,  6s, 10/1/21              Baa2             2,659,375
       500,000 Spring, Indpt. School Dist. G.O.
               Bonds, PSFG,  5s, 2/15/24             Aaa                518,445
     6,500,000 TX State Indl. Dev. Corp. Rev. Bonds
               (Arco Pipelines Co.), 7 3/8s,
               10/1/20                               Aa1              8,611,590
     1,000,000 TX State Tpk. Auth. Rev. Bonds
               (Central Texas Tpk. Syst.), Ser. A,
               AMBAC, 5 1/2s, 8/15/39                Aaa              1,068,470
    20,800,000 TX State Rev. Bonds, 6.2s, 9/30/11    Aa1             23,804,352
               TX Technical University Revenues
               Rev. Bonds  (Fin. Syst.), Ser. 7th,
               MBIA
     1,000,000 5s, 8/15/08                           Aaa              1,060,490
     1,000,000 5s, 8/15/07                           Aaa              1,044,760
                                                                 --------------
                                                                     70,638,211

Utah (2.1%)
-------------------------------------------------------------------------------
    19,065,000 Intermountain Power Agency
               Rev. Bonds  (UT State Pwr. Supply),
               Ser. B, MBIA, 6 1/2s, 7/1/09          Aaa             21,402,560
     5,000,000 Salt Lake City, Hosp. Rev. Bonds
               (IHC Hosps. Inc.), Ser. A, 8 1/8s,
               5/15/15                               AAA              6,230,400
                                                                 --------------
                                                                     27,632,960

Virginia (3.9%)
-------------------------------------------------------------------------------
     4,000,000 Henrico Cnty. Econ. Dev. Auth.
               Rev. Bonds (United Methodist),
               Ser. A, 6 1/2s, 6/1/22                BB+/P            4,233,640
    21,000,000 Henrico Cnty., Indl. Dev. Auth.
               Rev. Bonds, FSA, 5.929s, 8/23/27      Aaa             24,348,870
    22,200,000 Winchester, Indl. Dev. Auth. IFB
               (Winchester Med. Ctr.), AMBAC,
               10.057s, 1/21/14                      Aaa             24,071,238
                                                                 --------------
                                                                     52,653,748

Washington (1.3%)
-------------------------------------------------------------------------------
               Cowlitz Cnty., Pub. Util. Rev. Bonds
               (Dist. No. 1 Production Syst.),
               FGIC
       695,000 5s, 9/1/25                            Aaa                719,221
       615,000 5s, 9/1/24                            Aaa                637,866
       265,000 Tobacco Settlement Auth. of WA
               Rev. Bonds,  6 1/2s, 6/1/26           BBB                276,281
               WA State G.O. Bonds
     5,270,000 (Motor Vehicle Fuel), Ser. B, MBIA,
               5s, 7/1/24                            Aaa              5,491,287
    10,035,000 Ser. A, FSA, 5s, 7/1/23               Aaa             10,479,651
                                                                 --------------
                                                                     17,604,306

West Virginia (0.5%)
-------------------------------------------------------------------------------
     6,200,000 Econ. Dev. Auth. Lease Rev. Bonds
               (Correctional Juvenile Safety),
               Ser. A, MBIA, 5s, 6/1/29              Aaa              6,411,358

Wisconsin (0.9%)
-------------------------------------------------------------------------------
    10,500,000 Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds, 6 3/8s, 6/1/32            BBB             10,676,505
     2,000,000 Wilmot, Unified High School Dist.
               G.O. Bonds, Ser. B, FSA, 5s, 3/1/24   Aaa              2,106,400
                                                                 --------------
                                                                     12,782,905

Wyoming (0.4%)
-------------------------------------------------------------------------------
     6,000,000 Gillette, Poll. Control VRDN, 2.3s,
               1/1/18                                VMIG1            6,000,000
                                                                 --------------
               Total Municipal bonds and notes
               (cost $1,229,353,386)                             $1,309,905,256

Preferred stocks (1.0%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
     4,000,000 Charter Mac. Equity Trust 144A
               Ser. A, 6.625% cum. pfd.                              $4,281,200
     6,000,000 MuniMae Tax Exempt Bond Subsidiary,
               LLC 144A  6.875% cum. pfd.                             6,478,680
     2,000,000 MuniMae Tax Exempt Bond Subsidiary,
               LLC 144A  Ser. B, 7 3/4s cum. pfd.                     2,284,220
                                                                 --------------
               Total Preferred stocks
               (cost $12,000,000)                                   $13,044,100

Corporate bonds and notes (0.3%)(a) (cost $3,500,000)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $3,500,000 GMAC Muni. Mtge. Trust 144A sub.
               notes Ser. A1-1, 4.15s, 2039                          $3,468,279
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,244,853,386)                             $1,326,417,635
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,346,782,915.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2005. Securities rated by Putnam are indicated by "/P". Security ratings are defined in the Statement of Additional Information.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at March 31, 2005.

      The dates shown on Mandatory Put Bonds are the next mandatory put dates.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at March 31, 2005.

      The fund had the following industry group concentrations greater than 10% at March 31, 2005
      (as a percentage of net assets):

         Utilities               28.8%
         Health care             18.2

      The fund had the following insurance concentrations greater than 10% at March 31, 2005
      (as a percentage of net assets):

         AMBAC                   13.9%
         MBIA                    11.2

Interest rate swap contracts outstanding at March 31, 2005 (Unaudited)

                                                                   Unrealized
                                         Notional   Termination   appreciation/
                                          amount        date     (depreciation)
-------------------------------------------------------------------------------
Agreement with JP Morgan Chase Bank
dated March 10, 2005 to pay quarterly
the notional amount multiplied by
3.702% and receive quarterly the
notional amount multiplied by the
Bond Market Association Municipal
Swap Index.                             $30,000,00     9/14/12       $40,671

Agreement with Citigroup Financial
Products, Inc. dated February 7,
2005 to receive quarterly the
notional amount multiplied
by 3.935% and pay quarterly the
notional amount multiplied by
the USD-Muni-BMA-Rate.                   10,000,00     8/10/30      (444,142)

Agreement with Merrill Lynch
International & Co. C.V. dated
February 7, 2005 to pay quarterly
the notional amount multiplied by
3.125% and receive quarterly the
notional amount multiplied by the
USD-Muni-BMA-Rate.                       50,000,00     8/10/09       563,510
-------------------------------------------------------------------------------
                                                                    $160,039
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
March 31, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (identified cost
$1,244,853,386) (Note 1)                                       $1,326,417,635
-------------------------------------------------------------------------------
Cash                                                                  951,851
-------------------------------------------------------------------------------
Interest and other receivables                                     19,448,968
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                480,453
-------------------------------------------------------------------------------
Receivable for securities sold                                     11,701,285
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                           604,181
-------------------------------------------------------------------------------
Total assets                                                    1,359,604,373

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               1,670,517
-------------------------------------------------------------------------------
Payable for securities purchased                                    6,550,915
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                              444,142
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,429,499
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,693,900
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             68,402
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                162,219
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,181
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                694,635
-------------------------------------------------------------------------------
Other accrued expenses                                                105,048
-------------------------------------------------------------------------------
Total liabilities                                                  12,821,458
-------------------------------------------------------------------------------
Net assets                                                     $1,346,782,915

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,288,809,756
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (761,093)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (22,990,036)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         81,724,288
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,346,782,915


Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,267,223,898 divided by 144,277,897 shares)                          $8.78
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $8.78)*                  $9.19
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($64,415,085 divided by 7,330,337 shares)**                             $8.79
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($9,757,169 divided by 1,109,631 shares)**                              $8.79
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($5,386,763 divided by 611,673 shares)                                  $8.81
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.81)***                $9.11
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended March 31, 2005 (Unaudited)

Interest income:                                                  $35,233,349
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    3,448,798
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      457,327
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                80,300
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             23,285
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       32,500
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,293,241
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 295,889
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  48,573
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  14,311
-------------------------------------------------------------------------------
Other                                                                 111,590
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 5)                                     9,123
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 5)                               (9,123)
-------------------------------------------------------------------------------
Total expenses                                                      5,805,814
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (36,960)
-------------------------------------------------------------------------------
Net expenses                                                        5,768,854
-------------------------------------------------------------------------------
Net investment income                                              29,464,495
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    4,767,063
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                          533,377
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and swap
contracts during the period                                       (15,669,824)
-------------------------------------------------------------------------------
Net loss on investments                                           (10,369,384)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $19,095,111
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    March 31     September 30
Decrease in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $29,464,495      $66,376,679
-------------------------------------------------------------------------------
Net realized gain on investments                   5,300,440       15,636,455
-------------------------------------------------------------------------------
Net unrealized depreciation of investments       (15,669,824)     (18,733,004)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        19,095,111       63,280,130
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From ordinary income
Class A                                             (541,295)        (486,934)
-------------------------------------------------------------------------------
Class B                                              (29,270)         (31,147)
-------------------------------------------------------------------------------
Class C                                               (3,969)          (3,814)
-------------------------------------------------------------------------------
Class M                                               (2,458)          (2,624)
-------------------------------------------------------------------------------
From tax-exempt income
Class A                                          (27,638,889)     (61,558,292)
-------------------------------------------------------------------------------
Class B                                           (1,251,500)      (3,188,222)
-------------------------------------------------------------------------------
Class C                                             (167,306)        (383,905)
-------------------------------------------------------------------------------
Class M                                             (112,869)        (301,162)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                                  19               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (48,631,711)    (319,024,791)
-------------------------------------------------------------------------------
Total decrease in net assets                     (59,284,137)    (321,700,761)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,406,067,052    1,727,767,813
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of $761,093
and $478,032, respectively)                   $1,346,782,915   $1,406,067,052
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                      ended
                                    March 31
Per-share                          (Unaudited)                               Year ended September 30
operating performance                  2005            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $8.85           $8.86           $8.88           $8.84           $8.53           $8.62
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income                   .19             .39             .42             .45             .50             .50
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.07)           (.01)           (.02)            .03             .30            (.09)
----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   .12             .38             .40             .48             .80             .41
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net
investment income                      (.19)           (.39)           (.42)           (.44)           (.49)           (.50)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                    (.19)           (.39)           (.42)           (.44)           (.49)           (.50)
----------------------------------------------------------------------------------------------------------------------------
Redemption fees                          -- (c)          --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $8.78           $8.85           $8.86           $8.88           $8.84           $8.53
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 1.38*           4.45            4.62            5.67            9.56            4.94
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $1,267,224      $1,318,059      $1,602,849      $1,704,023      $1,678,611      $1,577,487
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               .40*            .83             .82             .81             .80             .78
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              2.15*           4.48            4.80            5.09            5.69            5.88
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 4.66*          32.64           24.20           17.70           13.40           19.25
----------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                      ended
                                    March 31
Per-share                          (Unaudited)                               Year ended September 30
operating performance                  2005            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $8.86           $8.86           $8.88           $8.84           $8.53           $8.62
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income                   .16             .33             .36             .39             .44             .44
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.07)             --            (.02)            .03             .30            (.09)
----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   .09             .33             .34             .42             .74             .35
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net
investment income                      (.16)           (.33)           (.36)           (.38)           (.43)           (.44)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                    (.16)           (.33)           (.36)           (.38)           (.43)           (.44)
----------------------------------------------------------------------------------------------------------------------------
Redemption fees                          -- (c)          --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $8.79           $8.86           $8.86           $8.88           $8.84           $8.53
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 1.05*           3.90            3.92            4.93            8.85            4.26
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $64,415         $72,214        $103,996        $116,854        $157,217        $184,033
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               .72*           1.48            1.47            1.46            1.45            1.43
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              1.83*           3.84            4.16            4.45            5.02            5.23
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 4.66*          32.64           24.20           17.70           13.40           19.25
----------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                      ended
                                    March 31
Per-share                          (Unaudited)                               Year ended September 30
operating performance                  2005            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $8.86           $8.86           $8.89           $8.84           $8.53           $8.63
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income                   .15             .32             .35             .38             .43             .43
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.06)             --            (.03)            .04             .30            (.10)
----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   .09             .32             .32             .42             .73             .33
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net
investment income                      (.16)           (.32)           (.35)           (.37)           (.42)           (.43)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                    (.16)           (.32)           (.35)           (.37)           (.42)           (.43)
----------------------------------------------------------------------------------------------------------------------------
Redemption fees                          -- (c)          --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $8.79           $8.86           $8.86           $8.89           $8.84           $8.53
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 1.00*           3.69            3.68            4.95            8.69            3.98
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $9,757          $9,690         $11,732         $10,421          $6,502          $1,783
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               .80*           1.63            1.62            1.61            1.60            1.58
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              1.75*           3.69            4.00            4.30            5.06            5.06
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 4.66*          32.64           24.20           17.70           13.40           19.25
----------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                      ended
                                    March 31
Per-share                          (Unaudited)                               Year ended September 30
operating performance                  2005            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $8.88           $8.88           $8.90           $8.86           $8.55           $8.64
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income                   .17             .37             .40             .42             .47             .47
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (.06)             --            (.03)            .04             .30            (.09)
----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   .11             .37             .37             .46             .77             .38
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net
investment income                      (.18)           (.37)           (.39)           (.42)           (.46)           (.47)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                    (.18)           (.37)           (.39)           (.42)           (.46)           (.47)
----------------------------------------------------------------------------------------------------------------------------
Redemption fees                          -- (c)          --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $8.81           $8.88           $8.88           $8.90           $8.86           $8.55
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 1.23*           4.26            4.30            5.34            9.22            4.63
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $5,387          $6,104          $9,191          $9,318          $9,787          $9,403
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               .55*           1.13            1.12            1.11            1.10            1.08
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              2.00*           4.18            4.50            4.80            5.39            5.58
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 4.66*          32.64           24.20           17.70           13.40           19.25
----------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
March 31, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax Exempt Income Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital by investing mainly in intermediate to long-term investment-grade bonds.

The fund offers class A, class B, class C and class M shares. Class A and Class M shares are sold with a maximum front-end sales charge of 4.50% and 3.25%, respectively, and do not pay contingent deferred sales charges. Effective April 1, 2005 the class A shares maximum front end sales charge decreased to 3.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. The expenses for class A, class B, class C and class M shares may differ based on each class' distribution fee, which is identified in
Note 2.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2004, the fund had a capital loss carryover of $17,614,134 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
----------------------------------
   $8,108,613   September 30, 2008
       56,771   September 30, 2011
    9,448,750   September 30, 2012

The aggregate identified cost on a tax basis is $1,244,241,477, resulting in gross unrealized appreciation and depreciation of $89,416,451 and $7,240,293, respectively, or net unrealized appreciation of $82,176,158.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Investment Management, LLC ("Putnam Management") the fund's manager, an indirect wholly owned subsidiary of Putnam, LLC, is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended March 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended March 31, 2005, Putnam Management has assumed $9,123 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters. (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended March 31, 2005, the fund paid PFTC $537,541 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2005, the fund's expenses were reduced by $36,960 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,951, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. Effective April 1, 2005 the class A rate will increase to 0.25% for shares purchased on or after April 1, 2005.

For the six months ended March 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $6,772 and $49 from the sale of class A and class M shares, respectively, and received $26,254 and $156 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended March 31, 2005, Putnam Retail Management, acting as underwriter, received $29 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $61,030,273 and $136,161,311, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At March 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,952,323       $26,202,172
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,199,774        19,488,218
----------------------------------------------------------------
                                     5,152,097        45,690,390

Shares repurchased                  (9,754,002)      (86,492,076)
----------------------------------------------------------------
Net decrease                        (4,601,905)     $(40,801,686)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,799,568       $51,094,856
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     4,819,067        42,416,837
----------------------------------------------------------------
                                    10,618,635        93,511,693

Shares repurchased                 (42,737,008)     (375,919,135)
----------------------------------------------------------------
Net decrease                       (32,118,373)    $(282,407,442)
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            251,877        $2,239,472
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        93,345           827,337
----------------------------------------------------------------
                                       345,222         3,066,809

Shares repurchased                  (1,167,837)      (10,366,789)
----------------------------------------------------------------
Net decrease                          (822,615)      $(7,299,980)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            688,656        $6,047,307
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       233,293         2,075,334
----------------------------------------------------------------
                                       921,949         8,122,641

Shares repurchased                  (4,507,131)      (39,654,978)
----------------------------------------------------------------
Net decrease                        (3,585,182)     $(31,532,337)
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             97,357          $867,639
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        13,836           122,711
----------------------------------------------------------------
                                       111,193           990,350

Shares repurchased                     (94,859)         (844,034)
----------------------------------------------------------------
Net increase                            16,334          $146,316
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            166,048        $1,466,246
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        30,397           264,844
----------------------------------------------------------------
                                       196,445         1,731,090

Shares repurchased                    (426,615)       (3,751,813)
----------------------------------------------------------------
Net decrease                          (230,170)      $(2,020,723)
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              6,717           $59,371
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        10,617            94,482
----------------------------------------------------------------
                                        17,334           153,853

Shares repurchased                     (93,377)         (830,214)
----------------------------------------------------------------
Net decrease                           (76,043)        $(676,361)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             23,617          $208,212
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        26,006           229,529
----------------------------------------------------------------
                                        49,623           437,741

Shares repurchased                    (396,881)       (3,502,030)
----------------------------------------------------------------
Net decrease                          (347,258)      $(3,064,289)
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.


Results of November 11, 2004 and January 10, 2005 shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.
November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected as follows:

                                       Votes             Votes
                                        For             Withheld
-----------------------------------------------------------------
Jameson A. Baxter                  105,403,610         4,833,928
Charles B. Curtis                  105,383,935         4,853,603
Myra R. Drucker                    105,147,902         5,089,636
Charles E. Haldeman, Jr.           105,278,012         4,959,526
John A. Hill                       105,373,827         4,863,711
Ronald J. Jackson                  105,435,790         4,801,748
Paul L. Joskow                     105,411,327         4,826,211
Elizabeth T. Kennan                105,301,271         4,936,267
John H. Mullin, III                105,350,969         4,886,569
Robert E. Patterson                105,352,181         4,885,357
George Putnam, III                 105,364,014         4,873,524
A.J.C. Smith*                      105,301,783         4,935,755
W. Thomas Stephens                 105,368,555         4,868,983
Richard B. Worley                  105,193,691         5,043,847

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

                         Votes           Votes
                          For           Against       Abstentions
-----------------------------------------------------------------
                      77,411,482       7,135,189       25,690,857

 * Mr. Smith resigned from the Board of Trustees on January 14, 2005.

   All tabulations are rounded to nearest whole number.


A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                         Votes           Votes
                          For           Against       Abstentions
-----------------------------------------------------------------
                      77,770,233       6,712,590       25,754,715

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                         Votes           Votes
                          For           Against       Abstentions
-----------------------------------------------------------------
                      80,193,591       4,402,505       25,641,432


January 10, 2005 meeting

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:

                         Votes           Votes
                          For           Against       Abstentions
-----------------------------------------------------------------
                      79,348,471       5,751,333       26,068,243

All tabulations are rounded to nearest whole number.


Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnaminvestments.com for details.

Cost-cutting initiatives

Reduced sales charges

The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds
(formerly 4.50%). The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited

Through calendar 2005, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors' interests

Short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA  02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA  02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Compliance Liaison and Staff Counsel

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA041-223904  5/05

Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 27, 2005